UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CONN’S, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Explanatory Note

The purpose of this filing is to correct a mathematical error related to the number of shares controlled by Susquehanna Securities (“Susquehanna”) as disclosed in the beneficial ownership table in the proxy statement of Conn’s, Inc. filed with the Securities and Exchange Commission on April 13, 2015 (the “Proxy Statement”), relating to its 2015 Annual Meeting of Stockholders to be held on May 28, 2015. The number of shares reflected in the table incorrectly reported that Susquehanna owned 3,960,002 shares of common stock. The correct number of shares of common stock controlled, directly or indirectly, by Susquehanna is 1,980,001 shares, which number was correctly disclosed in Footnote 7 to the beneficial ownership table. Set forth below is an amended and restated beneficial ownership table:

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS

AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock for each person who is known by us to be the beneficial owner of more than 5% of our voting securities, for each director and named executive officer, and for all directors and executive officers as a group. Unless otherwise indicated in the footnotes, each person named below has sole voting and investment power over the shares indicated. For purposes of this table, a person is deemed to be the “beneficial owner” of the number of shares of Common Stock that such person has the right to acquire within 60 days of March 16, 2015 through the exercise of any option, warrant or right, through the conversion of any security, through the power to revoke a trust, discretionary account, or similar arrangement, or through the automatic termination of a trust, discretionary account or similar arrangement.

Name	Common Stock Owned		Percent of Common Stock Owned
Warren A. Stephens	2,513,628	(1)	6.91%
The Stephens Group, LLC and its affiliates	5,512,088	(2)	15.16%
Jon E.M. Jacoby	5,000,322	(3)	13.76%
Citadel Advisors LLC	2,208,632	(4)	6.08%
Anchorage Capital Group, L.L.C.	3,620,657	(5)	9.96%
Greenlight Capital, Inc.	3,563,000	(6)	9.80%
Susquehanna Securities	1,980,001	(7)	5.45%
Morgan Stanley	2,846,071	(8)	7.83%
Luxor Capital Group, LP	7,586,197	(9)	20.87%
Theodore M. Wright	364,066	(10)	1.00%
Michael J. Poppe	162,887	(11)	0.45%
Brian E. Taylor	18,829	(12)	0.05%
David W. Trahan	154,904	(13)	0.43%
Donald A. Welch	672		0.00%
Kelly M. Malson	9,328		0.03%
Bob L. Martin	83,571	(14)	0.23%
Douglas H. Martin	138,802	(15)	0.38%
David Schofman	7,149		0.02%
Scott L. Thompson	50,523	(16)	0.14%
William E. Saunders, Jr.	0		0.00%
Mark A. Haley	0		0.00%
All Directors and Executive Officers, as a group (13 persons)	5,973,163		16.43%

(1) The address of Warren A. Stephens is 111 Center Street, Little Rock, Arkansas, 72201. Includes 1,878,222 shares beneficially owned by Warren A. Stephens Trust as to which Mr. Stephens, as Trustee, has sole voting power and sole dispositive power. Also includes 6,352 shares owned by each of Warren Miles Amerine Stephens Trust, John Calhoun Stephens Trust, and Laura Whitaker Stephens Trust, as to which Mr. Stephens, as sole Trustee of the trusts, has sole voting power and sole dispositive power. Includes 82,430 shares owned by Stephens Inc. as to which Mr. Stephens, as President of Stephens Inc., may be deemed to have sole voting power and sole dispositive power. Also includes 54,014 shares held in discretionary trading accounts on behalf of clients of Stephens Inc. as to which Mr. Stephens, as President of Stephens Inc., may be deemed to have shared voting power and shared dispositive power. Also includes 323,673 shares owned by Stephens Investments Holdings LLC as to which Mr. Stephens, as Manager of the LLC, may be deemed to have sole voting power and sole dispositive power. Also includes 206,116 shares beneficially owned by WAS Conn’s Annuity Trust One, Harriet C. Stephens, Trustee, as to which Mr. Stephens may be deemed to have shared voting power and shared dispositive power. The information with respect to Warren A. Stephens are based on the Schedule 13D/A filed by such entities and person with the SEC on December 10, 2013.

(2) The Stephens Group, LLC and its affiliates address is 100 Morgan Keegan Drive, Suite 500, Little Rock, AR 72202. The beneficial ownership described above includes 4,305,343 shares owned by SG-1890, LLC, for which The Stephens Group, LLC is the manager. Wilton R. Stephens, Jr., Jon E.M. Jacoby, and Elizabeth Stephens Campbell have shared power to vote and dispose of such shares as members of the Executive Committee of The Stephens Group, LLC. It also includes 54,163 shares held by Snow Lake Holdings, Inc., 50,755 shares held by the Arden Jewell Stephens 2012 Trust,50,755 shares held by the W. R. Stephens III 2012 Trust, 373 shares held by the Arden Jewell Stephens Trust dtd 10/20/99, 373 shares held by the W. R. Stephens III Trust dtd 7/2/01, 49,655 shares held by the Elizabeth Chisum Campbell 2012 Trust, 49,655 shares held by the Susan Stephens Campbell 2012 Trust, 49,655 shares held by the Craig Dobbs Campbell, Jr. 2012 Trust, 12,720 shares held by Carol M. Stephens, 140,645 shares owned directly by the W.R. Stephens, Jr. Revocable Trust, to which Mr. Stephens, as sole trustee, has sole power to vote and dispose, 53,017 shares held by the Elizabeth S. Campbell Trust A, to which Mrs. Campbell, as co-trustee, has shared power to vote and dispose, and 694,979 shares beneficially owned by Jon E.M. Jacoby as described in footnote 3 below. All of the above are members of a group with The Stephens Group, LLC. The information with respect to The Stephens Group, LLC are based on the Schedule 13D/A filed by such entities and person with the SEC on April 17, 2014.

(3) The address for Mr. Jacoby is 100 Morgan Keegan Drive, Suite 500, Little Rock, AR 72202. Includes 4,305,343 shares owned by SG-1890, LLC as to which Mr. Jacoby, as a member of the Executive Committee of The Stephens Group, LLC, Manager of the LLC, has shared voting power and shared dispositive power. Includes 476,924 shares owned individually as to which Mr. Jacoby has sole voting power and sole dispositive power, as well as 208,055 shares owned by Coral Two Corporation, an entity wholly owned by Mr. Jacoby and for which he has sole voting and dispositive power. Also includes 10,000 shares which Mr. Jacoby has the right to receive upon the exercise of options.

(4) Based on information obtained in a Schedule 13G filed jointly by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings III LP (“CAH3”), Citadel GP LLC (“CGP”) and Mr. Kenneth Griffin on March 11, 2015 with respect to shares of common stock (and options to purchase and/or other securities convertible into common stock) owned by Surveyor Capital Ltd. (“SC”) and Citadel Securities LLC (“Citadel Securities”).

Citadel Advisors is the portfolio manager for SC. CAH3 is the managing member of Citadel Advisors. CALC III LP (“CALC3”), is the non-member manager of Citadel Securities. CGP is the general partner of CALC3 and CAH3. Mr. Griffin is the President and Chief Executive Officer of, and owns a controlling interest in, CGP. The address of Citadel Advisors LLC, Citadel Advisor Holdings II LP, Citadel GP LLC and Mr. Griffin is c/o Citadel LLC, 131 S. Dearborn Street, 32nd Floor, Chicago, IL 60603.

(5) The shares of Common Stock are held for the account of Anchorage Capital Master Offshore, Ltd., a Cayman Island exempted company. Anchorage Advisors Management, L.L.C. is the sole managing member of Anchorage Capital Group, L.L.C., the investment advisor to Anchorage Capital Master Offshore, Ltd. Anthony L. Davis is the President of Anchorage Capital Group, L.L.C. and a managing member of Anchorage Advisors Management, L.L.C. Kevin M. Ulrich is the Chief Executive Officer of Anchorage Capital Group, L.L.C. and the other managing member of Anchorage Advisors Management, L.L.C. The mailing address of Anchorage Capital Master Offshore, Ltd. is 610 Broadway, 6th Floor, New York, NY 10012.

(6) The address, number and percentage of shares of our common stock beneficially owned by Greenlight Capital, Inc., DME Advisors, LP, DME Capital Management, LP, DME Advisors GP, LLC, and David Einhorn are based on the Schedule 13G filed by such entities and person with the SEC on February 13, 2015. According to the filing: (A) Greenlight Capital, Inc. had sole voting power with respect to no shares, sole dispositive power with respect to no shares, shared dispositive power with respect to 2,081,500 shares, and shared voting power with respect to 2,081,500 shares; (B) DME Advisors, LP had sole voting power with respect to no shares, sole dispositive power with respect to no shares, shared dispositive power with respect to 503,800 shares, and shared voting power with respect to 503,800 shares; (C) DME Capital Management, LP had sole voting power with respect to no shares, sole dispositive power with respect to no shares, shared dispositive power with respect to 914,700 shares, and shared voting power with respect to 914,700 shares; (D) DME Advisors GP, LLC had sole voting power with respect to no shares, sole dispositive power with respect to no shares, shared dispositive power with respect to 1,418,500 shares, and shared voting power with respect to 1,418,500 shares; and (E) David Einhorn had sole voting power with respect to no shares, sole dispositive power with respect to no shares, shared dispositive power with respect to 3,563,000 shares, and shared voting power with respect to 3,563,000 shares.

(7) G1 Execution Services, LLC and Susquehanna Securities are affiliated broker-dealers and may be deemed to be a group. The address, number and percentage of shares of our common stock beneficially owned by G1 Execution Services, LLC and Susquehanna Securities are based on the Schedule 13G filed by such entities with the SEC on February 12, 2015. According to the filing: (A) G1 Execution Services, LLC has sole voting power with respect 9,018 shares, sole dispositive power with respect to 9,018 shares, shared dispositive power with respect to 1,980,001 shares, and shared voting power with respect to 1,980,001 shares; and Susquehanna Securities has sole voting power with respect 1,970,983 shares, sole dispositive power with respect to 1,970,983 shares, shared dispositive power with respect to 1,980,001 shares, and shared voting power with respect to 1,980,001 shares. The address of G1 Execution Services, LLC is 440 S. LaSalle Street, Suite 3030, Chicago, Illinois 60605, and the address of Susquehanna Securities is 401 E. City Avenue, Suite 220, Bala Cynwyd, PA 19004.

(8) Morgan Stanley and Morgan Stanley Capital Services LLC reported on a Schedule 13G, filed with the SEC on February 5, 2015, that they held 2,846,071 shares as of December 31, 2014. Morgan Stanley and Morgan Stanley Capital Services LLC reported that, collectively, they have voting power and shared dispositve power over all such 2,826,701 shares. The address for these reporting persons is 1585 Broadway, New York, NY 10036. ?

(9) Luxor Capital Partners, LP, a Delaware limited partnership (the “Onshore Fund”), with its principal business address at 1114 Avenue of the Americas, 29th Floor, New York, New York 10036, directly owned 3,089,296 shares of Common Stock. Luxor Wavefront, LP, a Delaware limited partnership (the “Wavefront Fund”), directly owned 671,854 shares of Common Stock. Luxor Capital Partners Offshore, Ltd., a Cayman Islands exempted company (the “Offshore Feeder Fund”) as the owner of a controlling interest in Luxor Capital Partners Offshore Master Fund, LP, a Cayman Islands limited partnership (the “Offshore Master Fund”), may be deemed to beneficially owned the shares of Common Stock owned by the Offshore Master Fund. The Offshore Master Fund, directly owned 3,353,503 shares of Common Stock. Luxor Spectrum Offshore, Ltd., a Cayman Islands exempted company (the “Spectrum Feeder Fund”), as the owner of a controlling interest in Luxor Spectrum Offshore Master Fund, LP, a Cayman Islands limited partnership (the “Spectrum Master Fund”), may be deemed to have beneficially owned the shares of Common Stock held by the Spectrum Master Fund. The Spectrum Master Fund directly owned 220,063 shares of Common Stock. LCG Holdings, LLC, a Delaware limited liability company (“LCG Holdings”), as the general partner of the Onshore Fund, the Wavefront Fund, the Offshore Master Fund and the Spectrum Master Fund, may be deemed to have beneficially owned the 7,334,716 shares of Common Stock owned directly by the Onshore Fund, the Wavefront Fund, the Offshore Master Fund and the Spectrum Master Fund. Luxor Capital Group, LP, a Delaware limited partnership (“Luxor Capital Group”), as the investment manager of the Onshore Fund, the Wavefront Fund, the Offshore Master Fund, the Offshore Feeder Fund, the Spectrum Master Fund and the Spectrum Feeder Fund (collectively, the “Funds”), may be deemed to have beneficially owned the 7,586,197 shares of Common Stock beneficially owned by the Funds and an additional 251,481 shares of Common Stock held in the Separately Managed Account (as defined below). Luxor Management, LLC, a Delaware limited liability company (“Luxor Management”), as the general partner of Luxor Capital Group, may be deemed to have beneficially owned the 7,586,197 shares of Common Stock beneficially owned by Luxor Capital Group. Christian Leone, a United States citizen (“Mr. Leone”), as the managing member of Luxor Management, may be deemed to have beneficially owned the 7,586,197 shares of Common Stock beneficially owned by Luxor Management.

The principal business address of each of the Onshore Fund, Wavefront Fund, Luxor Capital Group, Luxor Management, LCG Holdings and Mr. Leone is 1114 Avenue of the Americas, 29th Floor, New York, New York 10036.

The principal business address of each of the Offshore Master Fund, the Offshore Feeder Fund, the Spectrum Master Fund and the Spectrum Feeder Fund is c/o Maples Corporate Services Limited, P.O Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. The Offshore Master Fund is a subsidiary of the Offshore Feeder Fund, and the Spectrum Master Fund is a subsidiary of the Spectrum Feeder Fund. Luxor Capital Group acts as the investment manager of the Funds and to an account it separately manages (the “Separately Managed Account”). Luxor Management is the general partner of Luxor Capital Group. Mr. Leone is the managing member of LCG Holdings. By virtue of these relationships, LCG Holdings may be deemed to have voting and dispositive power with respect to the shares of Common Stock owned directly by the Onshore Fund, the Wavefront Fund, the Offshore Master Fund and the Spectrum Master Fund. By virtue of these relationships, each of Luxor Capital Group, Luxor Management and Mr. Leone may be deemed to have voting and dispositive power with respect to the shares of Common Stock beneficially owned by the Funds and the Separately Managed Account. The information with respect to Luxor Capital Group, LP comes from its Schedule 13D/A filed with the SEC, and we are not responsible for its accuracy.

(10)	Includes options to purchase 188,138 shares of common stock.

(11)	Includes options to purchase 138,000 shares of common stock.

(12)	Includes 7,500 restricted stock units that will vest within 60 days of March 16, 2015.

(13)	Includes options to purchase 100,166 shares of common stock.

(14)	Includes options to purchase 40,000 shares of common stock.

(15) Includes 91,702 shares owned directly by Mr. Martin as to which Mr. Martin has sole voting power and sole dispositive power. Also includes 800 shares owned by Douglas Martin Custodian for Haven Celeste Martin, and as to which Mr. Martin has sole voting power and sole dispositive power. Also includes 800 shares owned by Brett Austin Martin and as to which Mr. Martin has shared voting power and shared dispositive power. Also includes 800 shares owned by James Garth Martin and as to which Mr. Martin has shared voting power and shared dispositive power. Also includes 40,000 shares which Mr. Martin has the right to receive upon the exercise of options. Also includes 3,100 shares owned by Mr. Martin’s wife, Melanie Masino Custodian for Kye Masino. Also includes 1,600 shares held by the Jane Howard Foundation of which Mr. Martin is a co-trustee.

(16)	Includes options to purchase 10,000 shares of common stock.